Exhibit 10.12

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (the “Agreement”) is made and entered into as of this 2nd day of March 2010 by and among Square 1 Financial, Inc., a Delaware corporation (the “Corporation”) and each of the other persons executing this Agreement (each, a “Holder” and collectively, the “Holders”), and is entered into in connection with the Stock Purchase Agreement by and among the Corporation and the Holders dated the date hereof (the “Stock Purchase Agreement”).

The parties hereby agree as follows:

1. Certain Definitions.

Capitalized terms used herein which are defined in the Stock Purchase Agreement shall have the meanings set forth in the Stock Purchase Agreement, unless otherwise defined herein. As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” means, with respect to any person, any other person which directly or indirectly controls, is controlled by, or is under common control with, such person.

“Business Day” means a day, other than a Saturday or Sunday, on which banks in New York are open for the general transaction of business.

“Common Stock” means the Corporation’s Class A Common Stock, par value $0.01 per share and any securities into which such shares may hereinafter be reclassified, together with the Corporation’s Class B Non-Voting Common Stock, par value $0.01 per share and any securities into which such shares may hereinafter be reclassified.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Prospectus” means the prospectus included in any Registration Statement (as defined below), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

“Purchaser” means any person which purchases shares of Common Stock in the Private Placement and any Affiliate or permitted transferee of any such Purchaser who is a subsequent holder of any Registrable Securities.

“Register,” “registered” and “registration” refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the Securities Act (as defined below), and the declaration or ordering of effectiveness of such Registration Statement or document.

“Registrable Securities” means (i) the Shares and (ii) any shares of Common Stock issued as, or issuable upon the conversion or exercise of any warrant, right or other security that is issued as, a dividend or other distribution with respect to, or in exchange for or in replacement of, the Shares; provided, that, a security shall cease to be a Registrable Security upon sale pursuant to a Registration Statement or pursuant to Rule 144 under the Securities Act.

“Registration Statement” means any registration statement of the Corporation filed under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement (including any registration statement referred to in Section 2), amendments and supplements to such Registration Statement(s), including the Prospectus, post-effective amendments, all exhibits and all material filed and incorporated by reference in such Registration Statement.

“Required Purchasers” means Purchasers holding a majority of the Registrable Securities. “SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Shares” means all of the shares of Common Stock held by one or more Purchasers.

2. Registration.

(a) Registration Statement.

(i) If the Corporation determines (by vote of the Corporation’s Board of Directors) to register any of its securities under the Securities Act for sale to the public (except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Registrable Securities for sale to the public) at any time after the date of this Agreement, each such time the Corporation will give written notice at the applicable address of record to the Purchasers of its intention to do so. Upon the written request of any person then holding Registrable Securities, given within 20 days after receipt by the Purchasers of such notice, the Corporation will, subject to the limits contained in this Section 2, use its best efforts to cause all such Registrable Securities of the requesting Holders to be registered under the Securities Act and qualified for sale under any state blue sky law, all to the extent required to permit such sale or other disposition of said Registrable Securities; provided, however, that (A) if the Corporation is advised in writing in good faith by any managing underwriter of the Corporation’s securities being offered in a public offering pursuant to such Registration Statement that the amount to be sold by persons other than the Corporation (collectively, “Selling Stockholders”) is greater than the amount which can be offered without adversely affecting the offering, the Corporation may reduce the amount offered for the accounts of Selling Stockholders (including such Holders of shares of Registrable Securities) to a number deemed satisfactory by such managing underwriter; and (B) (1) in no event shall the amount of Registrable Securities of selling Purchasers be reduced below 10% of the total amount of securities included in such offering; and (2) any shares to be excluded shall be determined in the following order of priority: (a) securities held by any person not having any contractual, incidental registration rights, (b) securities held by any person having contractual, incidental registration rights pursuant to an agreement which is not this Agreement, and (c) the Registrable Securities sought to be included by the Holders thereof as determined on a pro rata basis (based upon the aggregate number of Registrable Securities held by such holders).

(ii) At any time after 180 days after the closing of the initial public offering of the Common Stock pursuant to an effective registration under the Securities Act, one or more Purchasers, provided that the Purchasers collectively hold at least 10% of the Registrable Securities, may notify the Corporation that they intend to offer or cause to be offered for public sale all or any portion of their Registrable Securities in the manner specified in such request. Such request may specify that the Corporation register Registrable Securities on a shelf registration statement (a “Shelf Registration Statement”) on Form S-3 that contains a prospectus in such form as to permit the Purchasers to sell all such Registrable Securities at any time beginning on or after the effective date thereof pursuant to Rule 415 under the Securities Act at any time which the Corporation is eligible to use such Shelf Registration Statement, and any such Shelf Registration Statement shall in all events and notwithstanding any other provision of this Agreement register all Registrable Securities. Upon receipt of a request for registration, the Corporation shall promptly deliver notice of such request to all Purchasers holding Registrable Securities specifying the method of registration, who shall then have 30 days to notify the Corporation in writing of their desire to be included in such registration if such registration request does not relate to a Shelf Registration Statement. If the request for registration contemplates an underwritten public offering, Corporation shall state such in the written notice and in such event the right of any person to participate in such registration (other than a registration on a Shelf Registration Statement) shall be conditioned upon such person’s participation in such underwritten public offering and the inclusion of such person’s Registrable Securities in the underwritten public offering to the extent provided herein. If at any time following the filing of any Shelf Registration Statement, Purchasers that collectively hold at least 10% of the Registrable Securities desire to sell all or any portion of the Registrable Securities under such Shelf Registration Statement pursuant to an underwritten offering (an “Underwritten Takedown”), they will so notify the Corporation of such intention at least 15 days prior to any such sale, and the Corporation shall provide notice of such intended Underwritten Takedown to all Purchasers holding Registrable Securities specifying the method of registration, who shall then have 10 days to notify the Corporation in writing of their desire to have their Registrable Securities included in such Underwritten Takedown.

(iii) The Corporation will use its best efforts to expeditiously effect the registration under the Securities Act of all Registrable Securities whose Holders request participation in such registration; provided, however, that the Corporation shall not be required to effect registration pursuant to a request under this Section 2 more than once for the Holders of the Registrable Securities as a group if the Corporation has registered all Registrable Securities on a Shelf Registration Statement; otherwise, the Corporation shall not be required to effect registration pursuant to a request under this Section 2 more than two times for the holders of Registrable Securities as a group. Notwithstanding anything to the contrary contained herein, no request may be made under this Section 2 within 90 days after the effective date of a registration statement filed by the Corporation covering a firm commitment underwritten public offering in which the holders of Registrable Securities shall have been entitled to join pursuant to Section 2(a)(iv) or demand pursuant to Section 2(a)(i) and in which there shall have been registered all Registrable Securities as to which registration shall have been requested. A registration will not count as a requested registration under Section 2(a)(ii) unless no more than 20% of the Registrable Securities requested to be included in such Registration Statement are not included pursuant to Section 2(a)(iv) below, and (B) unless and until the Registration Statement relating to such registration has been declared effective by the SEC at the request of the initiating shareholders; provided, however, that a majority in interest of the participating Holders of Registrable Securities may request, in writing, that the Corporation withdraw a Registration Statement which has been filed under Section 2(a)(ii) but has not yet been declared effective, and a majority in interest of such Holders may thereafter request the Corporation to reinstate such Registration Statement, if permitted under the Securities Act; or to file another Registration Statement, in accordance with the procedures set forth herein and without reduction in the number of demand registrations permitted under this Section 2(a)(iii).

(iv) If a requested registration pursuant to Section 2(a)(ii) involves an underwritten public offering and the managing underwriter of such offering determines in good faith that the number of securities sought to be offered should be limited due to market conditions, then the number of securities to be included in such underwritten public offering shall be reduced to a number deemed satisfactory by such managing underwriter; provided, that the shares to be excluded shall be determined in the following order of priority: (A) persons not having any contractual or other right to include such securities in the Registration Statement, (B) securities held by any other persons (other than the holders of Registrable Securities) having a contractual, incidental “piggy back” right to include such securities in the Registration Statement, (C) securities to be registered by the Corporation pursuant to such Registration Statement, (D) Registrable Securities of Holders who did not make the original request for registration and, if necessary, (E) Registrable Securities of Holders who requested such registration pursuant to Section 2(a)(ii). If there is a reduction of the number of Registrable Securities pursuant to clauses (D) or (E), such reduction shall be made on a pro rata basis (based upon the aggregate number of Registrable Securities held by such Holders).

(v) With respect to a request pursuant to Section 2(a)(ii) for registration which is for an underwritten public offering or for an Underwritten Takedown, the managing underwriter shall be chosen by the holders of a majority of the Registrable Securities to be sold in such offering, subject to the consent of the Corporation which shall not be unreasonably withheld or delayed. The Corporation may not cause any other registration of securities for sale for its own account (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 of the Securities Act is applicable) to become effective within 90 days following the effective date of any registration required pursuant to this Section 2, which is for an underwritten public offering or for an Underwritten Takedown).

(vi) If any Registration Statement refers to any Holder by name or otherwise as the holder of any securities of the Corporation, then such Holder shall have the right to require (a) the insertion therein of language, in form and substance reasonably satisfactory to such Holder, to the effect that the holding by such holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Corporation’s securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Corporation, or (b) in the event that such reference to such Holder by name or otherwise is not required by the Securities Act or any similar Federal or state securities or “blue sky” statute and the rules and regulations thereunder then in force, deletion of the reference to such holder.

(b) Form of Registration Statement. Unless otherwise provided herein, any such Registration Statement referred to in this Agreement shall be on Form S-3, unless the Corporation is not then eligible to file a registration statement on Form S-3 under the Securities Act, in which case such Registration Statement shall be on Form S-1. Such Registration Statement also shall cover, to the extent allowable under the Securities Act and the rules promulgated thereunder (including Rule 416 under the Securities Act), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities. Such Registration Statement may include shares of Common Stock and other securities for the account of other holders without the prior written consent of the Required Purchasers, provided that the inclusion of such shares of Common Stock or securities shall not have a material adverse effect on the offer and sale of the shares registered under such Registration Statement. The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided to the Purchasers and their counsel prior to its filing or other submission, and the Corporation shall include therein the reasonable comments of the Purchasers or their counsel.

(c) Expenses. The Corporation will pay all expenses incurred by it associated with any Registration Statement or incident to its performance or compliance with this Agreement, including filing and printing fees, the Corporation’s counsel and accounting fees and expenses, FINRA and filing fees of any applicable national securities exchange, and costs associated with clearing the Registrable Securities for sale under applicable state securities laws, but the Corporation shall not be liable for fees and expenses incurred by the Purchasers (including any Purchasers’ counsel fees), or any discounts, commissions, fees of underwriters, selling brokers, dealer managers or similar securities industry professionals with respect to the Registrable Securities being offered.

(d) Effectiveness.

(i) The Corporation shall use its best efforts to file each Registration Statement within 45 calendar days after the request by the Holders hereunder if the Registration Statement relates to a public offering of shares of Common Stock, and 60 calendar days for any other Registration Statement, and to have each Registration Statement declared effective prior to the 60th calendar day following the date that such Registration Statement was initially filed with the SEC (the “Filing Date”) (or, in the event the SEC reviews and has written comments to the Registration Statement, the 90th calendar day following the Filing Date) (the “Effectiveness Deadline”); provided, however, that if the Corporation is notified by the SEC that the Registration Statement will not be reviewed or is no longer subject to further review and comments, the Effectiveness Deadline as to such Registration Statement shall be the 3rd Business Day following the date on which the Corporation is so notified if such date precedes the dates otherwise required above, and the Corporation shall use its best efforts to keep each Registration Statement continuously effective under the Securities Act until the earlier of the following (the “Effectiveness Period”): (A) such time as all of the Registrable Securities covered by such Registration Statement have been publicly sold by the Holders, (B) there otherwise ceases to be Registrable Securities, or (C) in the case of a Shelf Registration Statement, three years from the date of filing thereof; provided that if, at the expiration of such three-year period, any Registrable Securities remain outstanding, the Company shall use its best efforts to file on the date of expiration of such three-year period a new Shelf Registration Statement. The Corporation shall notify the Purchasers by facsimile or e-mail as promptly as practicable, and in any event, within 48 hours, after (X) the Corporation receives written comments to a Registration Statement from the SEC, (Y) the Corporation is notified by the SEC that the Registration Statement will not be reviewed or is no longer subject to further review and comments, and (Z) a Registration Statement is declared effective. At such time as the Corporation notifies the Purchasers that a Registration Statement is declared effective as provided in the immediately preceding sentence, the Corporation shall simultaneously provide the Purchasers with copies of any related Prospectus to be used in connection with the sale or other disposition of the securities covered thereby.

(ii) For not more than 40 consecutive calendar days or for a total of not more than 75 calendar days (which need not be consecutive days) in any 12-month period, the Corporation may delay the disclosure of material non-public information concerning the Corporation, by deferring the filing of any Registration Statement as otherwise required under this Section 2, or suspending the use of any Prospectus included in any registration contemplated by this Section, if such disclosure at the time is not, in the good faith opinion of the Corporation, in the best interests of the Corporation (an “Allowed’ Delay”); provided, that the Corporation shall promptly (a) notify the Purchasers in writing of the existence of (but in no event, without the prior written consent of a Purchaser, shall the Corporation disclose to such Purchaser any of the facts or circumstances regarding) an Allowed Delay, (b) advise the Purchasers in writing to cease all sales under the Registration Statement until the end of the Allowed Delay, and (c) use its best efforts to terminate an Allowed Delay as promptly as practicable.

(e) Certain Events. If: (i) a Registration Statement requested pursuant to Section 2(a)(ii) is not filed with the SEC on or prior to the 30th day after the date one or more Purchasers delivered notice to the Corporation of their intent to offer or cause to be offered for public sale all or any portion of their Registrable Securities, or (ii) a Registration Statement that has been filed with the SEC as contemplated under Section 2(a)(i) or Section 2(a)(ii) is not declared effective by the SEC (or otherwise does not become effective) for any reason on or prior to the Effectiveness Deadline, or (iii) after its effective date, (A) such Registration Statement ceases for any reason (including without limitation by reason of a stop order, or the Corporation’s failure to update the Registration Statement), to remain continuously effective as to all Registrable Securities included in such Registration Statement or (B) the Holders are not permitted to utilize the Prospectus therein to resell such Registrable Securities (x) pursuant to Section 3(a)(xiii) or (y) because of an Allowed Delay and the 40 consecutive calendar- or 75 calendar-day periods set forth in Section 2(d)(ii) above have been exceeded, or (iv) the Corporation fails to satisfy the current public information requirement pursuant to Rule 144(c) as a result of which the Holders are unable to sell Registrable Securities without restriction (other than volume limitations, manner of sale restrictions and notice filing requirements that may apply if the Holder is an “affiliate” of the Corporation, as that term is defined in Rule 144(a)(1)) under Rule 144 (or any successor thereto), (any such failure or breach in clauses (i) through (iv) above being referred to as an “Event,” and, for purposes of clauses (i), (ii) or (iv), the date on which such Event occurs, or for purposes of clause (iii), the date on which such 40 consecutive calendar-day or 75 calendar-day period is exceeded, being referred to as an “Event Date”), then in addition to any other rights the Holders may have hereunder or under applicable law, on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the earlier of (1) the applicable Event is cured or (2) the Registrable Securities are eligible for resale pursuant to Rule 144 without manner of sale or volume restrictions, the Corporation shall pay to each Holder an amount in cash, as partial liquidated damages and not as a penalty (“Liquidated Damages”), equal to 1.0% of the aggregate purchase price paid by such Holder pursuant to the Stock Purchase Agreement for any unregistered Registrable Securities held by such Holder on the Event Date. The parties agree that notwithstanding anything to the contrary herein or in the Stock Purchase Agreement, no Liquidated Damages shall be payable with respect to any period after the expiration of the Effectiveness Period (except in respect of an Event described in Section 2(e)(iv) herein) (it being understood that this sentence shall not relieve the Corporation of any Liquidated Damages accruing prior to the Effectiveness Deadline) and in no event shall the aggregate amount of Liquidated Damages (excluding Liquidated Damages payable in respect of an Event described in Section 2(e)(iv) herein) payable to a Holder exceed, in the aggregate, 6% of the aggregate purchase price paid by such Holder pursuant to the Stock Purchase Agreement (12% in respect of an Event described in Section 2(e)(iv) herein). If the Corporation fails to pay any Liquidated Damages pursuant to this Section in full within 5 Business Days after the date payable, the Corporation will pay interest thereon at a rate of 1.0% per month (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such Liquidated Damages are due until such amounts, plus all such interest thereon, are paid in full. The Liquidated Damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of an Event, except in the case of the first Event Date.

3. Corporation Obligations.

(a) The Corporation will use its best efforts to effect the registration of the Registrable Securities in accordance with the terms hereof, and pursuant thereto the Corporation will (but subject to Section 2(d)(ii)):

(i)(A) promptly furnish to the Purchasers, copies of all such documents proposed to be filed, which documents will be subject to the review of such Purchasers, and (B) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, to conduct a reasonable review of such documents. The Corporation shall not file the Registration Statement or any such Prospectus of any amendments or supplements thereto to which the holders of a majority of the Registrable Securities shall object in writing within 3 Business Days of their receipt thereof if: (1) such objection relates specifically to any description in the Registration Statement, Prospectus or amendment or supplement thereto of the Purchasers, any Affiliate of any Purchaser (other than the Corporation if the Corporation is an Affiliate of any Purchaser) or the Shares, or (2) the Shares, the resale of which is covered by the Registration Statement, Prospectus, amendment or supplement, represent more than 50% of all shares of Common Stock, the sale and/or resales of which are covered by such Registration Statement, Prospectus, amendment or supplement.

(ii) respond promptly to any comments received from the SEC with respect to the Registration Statement or any amendment thereto and as promptly as possible provide the Purchasers true and complete copies of all correspondence from and to the SEC relating to the Registration Statement.

(iii) notify the Purchasers promptly (and, in the case of (A)(1) below, not less than 3 days prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than 2 Business Days following the day (A)(1) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is filed; (2) when the SEC notifies the Corporation whether there will be a “review” of such Registration Statement and whenever the SEC provides comments in writing or orally on such Registration Statement and (3) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (B) of any request by the SEC or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (C) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation or threatening of any Proceedings for that purpose; (D) if at any time any of the representations and warranties of the Corporation contained in any agreement contemplated hereby cease to be true and correct in all material respects; (E) of the receipt by the Corporation of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation of any Proceeding for such purpose; and (F) of the occurrence of any event that makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(iv) if requested by the Required Purchasers, (i) promptly incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as the Corporation reasonably agrees should be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Corporation has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

(v) promptly deliver to each Purchaser, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request.

(vi)(i) furnish to each Purchaser a signed counterpart, addressed to the Purchaser, of an opinion of counsel for the Corporation, dated the effective date of the Registration Statement, and (ii) subject only to the obligation of the Corporation to use its best efforts, furnish to each Purchaser a “comfort” letter signed by the independent public accountants who have certified the Corporation’s financial statements included in the Registration Statement, covering substantially the same matters with respect to the Registration Statement (and the prospectus included therein) and (in the case of the accountants’ letter) with respect to events subsequent to the date of the financial statements, as are customarily covered (at the time of such registration) in opinions of the Corporation’s counsel and in accountants’ letters delivered to the underwriters in underwritten public offerings of securities;

(vii) cooperate with the Purchasers to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to a Registration Statement, which certificates, to the extent permitted by applicable federal and state securities laws, shall be free of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any Purchaser may request in connection with any sale of Registrable Securities;

(viii) prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement effective for the Effectiveness Period and to comply with the provisions of the Securities Act and the Exchange Act with respect to the distribution of all of the Registrable Securities covered thereby in accordance with the intended method of disposition as set forth in the Registration Statement, Prospectus or Prospectus supplement;

(ix) correct any deficiency (in the judgment of either the Corporation or the Holders) between the preliminary prospectus and the final prospectus, and pay any expenses associated with the recirculation of the final prospectus following the correction of such deficiency;

(x) use its best efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness or qualification or exemption of qualification and, (ii) if such order is issued, obtain the prompt withdrawal of any such order;

(xi) prior to any public offering of Registrable Securities, use reasonable best efforts to register or qualify or cooperate with the Purchasers and their counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions requested by the Purchasers, to keep such registration or qualification effective during the Effectiveness Period and do any and all other acts or things necessary or advisable to enable the distribution in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Corporation shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3, (ii) subject itself to general taxation in any jurisdiction where it would not otherwise be so subject but for this Section 3, or (iii) file a general consent to service of process in any such jurisdiction;

(xii) use its best efforts to cause all Registrable Securities covered by a Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Corporation are then listed;

(xiii) promptly notify the Purchasers, at any time when a Prospectus relating to Registrable Securities is required to be delivered under the Securities Act (including during any period when the Corporation is in compliance with Rule 172), upon discovery that, or upon the happening of any event as a result of which, the Registration Statement (including the Prospectus), as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and at the request of any such holder, promptly prepare, file with the SEC pursuant to Rule 172 and furnish to such holder a supplement to or an amendment of such Prospectus or post-effective amendment to such Registration Statement (and have it declared effective as promptly as practicable) as may be necessary so that such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(xiv) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC under the Securities Act and the Exchange Act, including Rule 172, notify the Purchasers promptly if the Corporation no longer satisfies the conditions of Rule 172 and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder; and make available to its security holders, as soon as reasonably practicable, but not later than the Availability Date (as defined below), an earning statement covering a period of at least 12 months, beginning after the effective date of each Registration Statement, which earning statement shall satisfy the provisions of Section 11(a) of the Securities Act, including Rule 158 promulgated thereunder (for the purpose of this Section 3, “Availability Date” means the 45th day following the end of the fourth fiscal quarter that includes the effective date of such Registration Statement, except that, if such fourth fiscal quarter is the last quarter of the Corporation’s fiscal year, “Availability Date” means the 90th day after the end of such fourth fiscal quarter);

(xv) upon written notice from a Purchaser that such Purchaser has a legal obligation to make a filing with the FINRA Corporate Financing Department pursuant to FINRA Rule 5110 with respect to the public offering contemplated by the Registration Statement (an “Issuer Filing”), the Corporation agrees it will effect such filing prior to the later to occur of five Trading Days after receipt of the written notice and one Trading Day after the date that the Registration Statement is first filed with the SEC. The Corporation shall use reasonable best efforts to pursue the Issuer Filing until the FINRA issues a letter confirming that it does not object to the terms of the offering contemplated by the Registration Statement. The Corporation will pay any filing fees and expenses in connection with the Issuer Filing;

(xvi) in any underwritten offering, including any Underwritten Take-Down Transaction:

(A) If requested by the underwriters, the Corporation shall enter into an underwriting agreement with the underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to the underwriters and the Holders of Registrable Securities participating in such underwritten offering; and

(B) cause its officers and employees to participate in, and to otherwise facilitate and cooperate with the preparation of the Registration Statement and prospectus and any amendments or supplements thereto (including participating in meetings, drafting sessions and due diligence sessions) and to prepare for, and participate in “road shows,” and all such other customary selling efforts as the Holders of a majority of the Registrable Securities participating in such offering or the underwriters reasonably request in order to expedite or facilitate such disposition but in each case taking into account the Corporation’s business needs; provided that, notwithstanding anything to the contrary herein, the total number of “road shows” the Corporation shall be required to participate in pursuant to this Agreement shall not exceed two in each case;

(b) With a view to making available to the Purchasers the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the Purchasers to sell shares of Common Stock to the public without registration, the Corporation covenants and agrees to: make and keep public information available, as those terms are understood and defined in Rule 144, until such date as all of the Registrable Securities shall have been resold; (ii) file with the SEC in a timely manner all reports and other documents required of the Corporation under the Exchange Act; and (iii) furnish to each Purchaser upon request, as long as such Purchaser owns any Registrable Securities, (A) a written statement by the Corporation that it has complied with the reporting requirements of the Exchange Act, and (B) such other information as may be reasonably requested in order to avail such Purchaser of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration.

(c) With a view to satisfying its obligations under Section 2(a), the Corporation, after the first public offering of its securities registered under the Securities Act, shall use its best efforts to qualify and remain qualified to register securities pursuant to a registration statement and Form S-3 under the Securities Act.

4. Due Diligence Review; Information.

(a) Subject to paragraph (b) of this Section 4, upon reasonable prior notice, the Corporation shall make available, during normal business hours, for inspection and review by the Purchasers, advisors to and representatives of the Purchasers (who may or may not be affiliated with the Purchasers and who are reasonably acceptable to the Corporation), and to the underwriters for any underwritten offering chosen pursuant to Section 2(a)(v), all financial and other records, all filings with the SEC, and all other corporate documents and properties of the Corporation as may be reasonably necessary for the purpose of such review, and cause the Corporation’s officers, directors, employees and independent accountants, within a reasonable time period, to supply all such information reasonably requested by the Purchasers or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Purchasers and such representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Corporation and the accuracy of such Registration Statement.

(b) Beginning with the filing of the Registration Statement in connection with the Corporation’s initial public offering of Common Stock or, if earlier, the date when the

Corporation first becomes subject to the reporting provisions under the Exchange Act applicable to issuers of securities, the Corporation shall not disclose material nonpublic information to the Purchasers, or to advisors to or representatives of the Purchasers, unless prior to disclosure of such information the Corporation identifies such information as being material nonpublic information and provides the Purchasers, such advisors and representatives with the opportunity to accept or refuse to accept such material nonpublic information for review and any Purchaser wishing to obtain such information enters into an appropriate confidentiality agreement with the Corporation with respect thereto.

5. Obligations of the Purchasers.

(a) Each Purchaser shall promptly furnish in writing to the Corporation such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Corporation may reasonably request. At least 10 Business Days prior to the first anticipated filing date of the Registration Statement, the Corporation shall notify each Purchaser of the information the Corporation requires from such Purchaser if such Purchaser elects to have any of the Registrable Securities included in the Registration Statement. A Purchaser shall provide such information to the Corporation at least 3 Business Days prior to the first anticipated filing date of such Registration Statement if such Purchaser elects to have any of the Registrable Securities included in the Registration Statement.

(b) Each Purchaser, by its acceptance of the Registrable Securities, agrees to cooperate with the Corporation as reasonably requested by the Corporation in connection with the preparation and filing of a Registration Statement hereunder, unless such Purchaser has notified the Corporation in writing of its election to exclude all of its Registrable Securities from such Registration Statement.

(c) Each Purchaser agrees that, upon receipt of any notice from the Corporation of either (i) the commencement of an Allowed Delay pursuant to Section 2(d)(ii) or (ii) the happening of an event pursuant to Section 3(a)(xiii) hereof, such Purchaser will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until the Purchaser is advised by the Corporation that a supplemented or amended prospectus has been filed with the SEC and until any related post-effective amendment is declared effective and, if so directed by the Corporation, the Purchaser shall deliver to the Corporation or destroy (and deliver to the Corporation a certificate of destruction) all copies in the Purchaser’s possession of the Prospectus covering the Registrable Securities current at the time of receipt of such notice.

6. Indemnification.

(a) Indemnification by the Corporation. The Corporation will indemnify and hold harmless each Purchaser and its officers, directors, members, partners, employees, attorneys and agents, successors and assigns, and each other person, if any, who controls such Purchaser within the meaning of the Securities Act or Section 20 of the Exchange Act (and its officers, directors, partners, members and employees), against any losses, claims, damages, expenses, costs (including reasonable attorney fees) or liabilities, joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, expenses, costs or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any preliminary prospectus or final prospectus contained therein, or form of prospectus or any amendment or supplement thereof; (ii) the omission or alleged omission to state in the Registration Statement, any preliminary prospectus or final prospectus contained therein, or form of prospectus or any amendment or supplement thereof, a material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) any violation or alleged violation by the Corporation or its agents of the Securities Act or any state securities law, or any rule or regulation thereunder in connection with such registration; or (iv) any failure to register or qualify the Registrable Securities included in any such Registration in any state where the Corporation or its agents has affirmatively undertaken or agreed in writing that the Corporation will undertake such registration or qualification on a Purchaser’s behalf, and will reimburse such Purchaser, and each such officer, director or member and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Corporation will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Purchaser or any such controlling person in writing specifically for use in such Registration Statement or Prospectus.

(b) Indemnification by the Purchasers. Each Purchaser agrees, severally but not jointly, to indemnify and hold harmless, to the fullest extent permitted by law, the Corporation, its directors, officers, employees, stockholders and each person who controls the Corporation (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and reasonable expense (including reasonable attorney fees) resulting from any untrue statement of a material fact contained in the Registration Statement, any preliminary prospectus or final prospectus contained therein, or form of prospectus or any amendment or supplement thereof or any omission of a material fact required to be stated in the Registration Statement, any preliminary prospectus or final prospectus contained therein, or form of prospectus or any amendment or supplement thereof or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, to the extent, but only to the extent that such untrue statement is, and such omission is not, contained in any information furnished in writing by such Purchaser to the Corporation specifically for inclusion in such Registration Statement or Prospectus. The liability of any Purchaser for indemnification under this Section 6(b) in its capacity as a seller of Registrable Securities shall not exceed the lesser of (i) that proportion of the total of such losses, claims, damages, expenses or liabilities indemnified against equal to the proportion of the total securities sold under such Registration Statement held by such Purchaser, and (ii) the amount equal to the net proceeds to such Purchaser of the securities sold in any such registration; provided that no Holder shall be required to indemnify any person against any liability arising from any untrue or misleading statement or omission contained in any preliminary prospectus if such deficiency is corrected in the final prospectus or for any liability which arises out of the failure of any person to deliver a prospectus as required by the Securities Act.

(c) Conduct of Indemnification Proceedings. Any person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (A) the indemnifying party has agreed to pay such fees or expenses, or (B) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (C) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation, does not impose any injunction or similar restriction on such indemnified party and does not include a statement as to or an admission of fault, liability, culpability or failure to act with respect to any law by an indemnified party.

(d) Contribution. If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) of this Section 6 is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this section were determined by pro rata allocation or by any other method of allocation that does not take into account the foregoing equitable considerations. Notwithstanding the forgoing, a holder of Registrable Securities shall not be required to contribute under this Section 6(d) in excess of the lesser of (i) that proportion of the total liability indemnified against equal to the proportion of the total Registrable Securities sold under such Registration Statement by such holder and (ii) the net proceeds received by such holder from its sale of Registrable Securities under such Registration

Statement. No Person found guilty of fraudulent representation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person not found guilty of such fraudulent misrepresentation.

7. Miscellaneous.

(a) Market Stand-Off.

(i) Each Holder shall, if so requested by the Corporation and an underwriter of Registrable Securities in connection with any public offering of shares of Common Stock, not directly or indirectly offer, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of or otherwise dispose of or transfer any shares held by it for such period, not to exceed (A) 180 days following the effective date of the relevant registration statement filed under the Securities Act in connection with the Corporation’s initial public offering of Common Stock, or (B) 90 days following the effective date of the relevant registration statement in connection with any other public offering of Common Stock, as such underwriter shall specify reasonably and in good faith, provided, however, that (1) all officers and directors of the Corporation and all holders of more than 5% of the outstanding shares of Common Stock (determined on a fully diluted basis) enter into agreements with terms that include provisions substantially similar to, and each such agreement is in total consistent with, this Section 7(a)(i), (2) the Corporation uses reasonable efforts to have all holders of 25,000 or more of the outstanding shares of Common Stock (determined on a fully diluted basis) enter into agreements with terms that include provisions similar to, and each such agreement is in total consistent with, this Section 7(a)(i), (3) if at any time the Corporation grants any of its officers or directors a waiver of any term of any such agreement, the Corporation shall at such time grant a waiver of similar terms applicable to all other holders of Common Stock who have entered into agreements with terms that include provisions similar to this Section 7(a)(i), including the Purchasers, with all such waivers to apply to the affected Common Stock on a pro rata basis (based upon the aggregate number of Registrable Securities held by such Holders), and (4) the limitations applicable to each Holder in this Section 7(a)(i) only shall apply to those equity interests in the Corporation held by such Holder immediately prior to the public offering.

(ii) The Corporation shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 180-day period beginning on the effective date of any registration (except as part of such underwritten registration or pursuant to registrations on Form S-4 or S-8 or any successor form).

(b) Registration and Reports Under the Exchange Act. In the event that the Corporation (i) registers a class of securities under Section 12 of the Exchange Act or (ii) shall commence to file reports under Section 13 or 15(d) of the Exchange Act, the Corporation will use its best efforts thereafter to file with the SEC such information as is required under the Exchange Act for so long as there are holders of Registrable Securities; and in such event, the Corporation shall use its best efforts to take all action as may be required as a condition to the availability of Rule 144 under the Securities Act (or any comparable successor rules). The Corporation shall furnish to any holder of Registrable Securities upon request a written statement executed by the Corporation as to the steps it has taken to comply with the current public information requirement of Rule 144 (or such comparable successor rules). After the occurrence of the first underwritten public offering of Common Stock of the Corporation pursuant to an offering registered under the Securities Act on Form S-1 (or any comparable successor forms), subject to the limitations on transfers imposed by this Agreement, the Corporation shall use its best efforts to facilitate and expedite transfers of Registrable Securities pursuant to Rule 144 under the Securities Act, which efforts shall include timely notice to its transfer agent to expedite such transfers of Registrable Securities.

(c) Amendments and Waivers. This Agreement may be amended, modified or waived only by a writing signed by the Corporation and the Required Purchasers.

(d) Notices. All notices and other communications provided for or permitted hereunder shall be made as set forth in Section 6.3 of the Stock Purchase Agreement.

(e) Assignments and Transfers by Purchasers. The provisions of this Agreement shall be binding upon and inure to the benefit of the Purchasers and their respective successors and assigns. A Purchaser may transfer or assign, in whole or from time to time in part, to one or more persons its rights hereunder in connection with the transfer of Registrable Securities by such Purchaser to such person, provided that (i) (A) such person is an Affiliate of such Purchaser or (B) immediately upon completion of any such transfer, the transferee holds at least 5% of the Registrable Securities, (ii) such Purchaser complies with all laws applicable thereto and provides written notice of assignment to the Corporation promptly after such assignment is effected and (iii) the transferee agrees in writing to be bound by this Agreement as if it were a party hereto.

(f) Assignments and Transfers by the Corporation.

(i) This Agreement may not be assigned by the Corporation (whether by operation of law or otherwise) without the prior written consent of the Required Purchasers, provided, however, that the Corporation may assign its rights and delegate its duties hereunder to any surviving or successor corporation in connection with a merger or consolidation of the Corporation with another corporation, or a sale, transfer or other disposition of all or substantially all of the Corporation’s assets to another corporation, without the prior written consent of the Required Purchasers, after notice duly given by the Corporation to each Purchaser.

(ii) Other than transferees of Registrable Securities under Section 7(e)(i), the Corporation shall not, without the prior written consent of holders of at least a 80% of the Registrable Securities, allow purchasers of the Corporation’s securities to become a party to this Agreement.

(g) Benefits of the Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(h) Counterparts; Faxes. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed via facsimile, which shall be deemed an original.

(i) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(j) Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.

(k) Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

(l) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

(m) Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of Delaware for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

(n) Obligations of Purchasers. The Corporation acknowledges that the obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement. The decision of each Purchaser to enter into to this Agreement has been made by such Purchaser independently of any other Purchaser. The Corporation further acknowledges that nothing contained in this Agreement, and no action taken by any Purchaser pursuant hereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated hereby. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

Each Purchaser has been represented by its own separate legal counsel in their review and negotiation of this Agreement and with respect to the transactions contemplated hereby.

[Signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Corporation	SQUARE 1 FINANCIAL, INC.

	By:	/s/ Richard J. Casey
Name: Richard J. Casey
Title: President and Chief Executive Officer

Purchaser:	NORTHAVEN PARTNERS, L.P.

	By:	/s/ Paul Burke
Name: Paul Burke
Title: Member of the GP

Purchaser:	NORTHAVEN PARTNERS II, L.P.

	By:	/s/ Paul Burke
Name: Paul Burke
Title: Member of the GP

Purchaser:	NORTHAVEN OFFSHORE, L.P.

	By:	/s/ Paul Burke
Name: Paul Burke
Title: Director

Purchaser:	NORTHAVEN CAPITAL PARTNERS, L.P.

	By:	/s/ Paul Burke
Name: Paul Burke
Title: Member of the GP